Exhibit 7.01

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Person (as such term is defined in the Schedule 13D/A referred to below) on behalf of each of them of a statement on Schedule 13D/A (including amendments thereto) with respect to the Class A ordinary shares, par value US$0.01 per share and the Class B ordinary shares, par value US$0.01 per share of Shanda Games Limited, a Cayman Islands company, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which, taken together, shall constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 28, 2014.

Orient Finance Holdings (Hong Kong) Limited

By:	/s/ Guan Ning
	Name:	Guan Ning
	Title:	Chief Executive Officer

Orient Hongtai (Hong Kong) Limited

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

Orient Zhisheng Investment Center (Shanghai) L.P.
By Orient Hongtai Capital Management (Shanghai) Co., Ltd., its general partner

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

By Orient Securities Capital Company Limited, its general partner

By:	/s/ Pan Xinjun
	Name:	Pan Xinjun
	Title:	Chairman

Orient Hongtai Capital Management (Shanghai) Co., Ltd.

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

Orient Hongzhi (Hong Kong) Limited

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

Orient Zhihui Investment Center (Shanghai) L.P.
By Orient Hongtai Capital Management (Beijing) Co., Ltd., its general partner

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

By Orient Securities Capital Company Limited, its general partner

By:	/s/ Pan Xinjun
	Name:	Pan Xinjun
	Title:	Chairman

Orient Hongtai Capital Management (Beijing) Co., Ltd.

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

Orient Ruide Capital Management (Shanghai) Co., Ltd.

By:	/s/ Chen Bo
	Name:	Chen Bo
	Title:	Director

Orient Securities Capital Company Limited

By:	/s/ Pan Xinjun
	Name:	Pan Xinjun
	Title:	Chairman

Orient Securities Company Limited

By:	/s/ Jin Wenzhong
	Name:	Jin Wenzhong
	Title:	Chief Executive Officer